As filed with the Securities and Exchange Commission on September 10, 2002. Registration No. 333-99359-1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                             SBC COMMUNICATIONS INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                                          43-1301883
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
  Incorporation or Organization)

     175 E. Houston, San Antonio, Texas                     78205-2233
 (Address of Principal Executive Offices)                   (Zip Code)



                                   SBC PAYSOP,
              Pacific Telesis Group Employee Stock Ownership Plan,
                   and Tax Reduction Act Stock Ownership Plan

                            (Full Title of the Plans)


Name, address and telephone number Please send copies of all communications to: of agent for service:
Joy Rick                                    Wayne Wirtz, Esq.
SBC Communications Inc.                     SBC Communications Inc.
175 E. Houston, 11th Floor                  175 E. Houston, 2nd Floor
San Antonio, Texas 78205-2233               San Antonio, Texas 78205-2233
(210) 821-4105                              (210) 821-4105

                                EXPLANATORY NOTE


     The registrant hereby amends this Registration Statement by filing the consent of Ernst & Young LLP, independent auditors of SBC Communications Inc.



             PART II. INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 8.  Exhibits

Exhibit 23                 Consent of Ernst & Young LLP, Independent Auditors

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on this 12th day of June 2003.

                                 SBC COMMUNICATIONS INC.


                                 By:  Randall L. Stephenson
                                      Randall L. Stephenson
                                      Senior Executive Vice President
                                      and Chief Financial Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to registration statement has been signed by the following persons in the capacities and on the date indicated:

Principal Executive Officer:          Edward E. Whitacre, Jr.*
                                      Chairman and Chief Executive Officer

Principal Financial                   Randall L. Stephenson
and Accounting Officer:               Senior Executive Vice President
                                      and Chief Financial Officer


                                By:  Randall L. Stephenson
                                     Randall L. Stephenson, as attorney-in-fact
                                     for Mr. Whitacre, the Directors, and on
                                     his own behalf as Principal Financial
                                     and Accounting Officer

                                     June 12, 2003

------------------------------------------------------------------------------
DIRECTORS:
Gilbert F. Amelio*
Clarence C. Barksdale*
James E. Barnes*
August A. Busch III*
William P. Clark*
Martin K. Eby, Jr.*
Herman E. Gallegos*
Jess T. Hay*
James A. Henderson*
Bobby R. Inman*
Charles F. Knight*
Lynn M. Martin*
John B. McCoy*
Mary S. Metz*
Toni Rembe*
S. Donley Ritchey*
Joyce M. Roche*
Carlos Slim Helu*
Laura D'Andrea Tyson*
Patricia P. Upton*
Edward E. Whitacre, Jr.*

------------------------------------------------------------------------------
*  By power of attorney

                                   SIGNATURES


     The Plans. Pursuant to the requirements of the Securities Act of 1933 the administrator for the Plans set forth below has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on this 17th day of June 2003.


                                  SBC PAYSOP
                                  Pacific Telesis Group Employee Stock
                                   Ownership Plan

                                  By SBC Communications Inc.,
                                  Administrator for each of the foregoing Plans



                                  By:  Karen E. Jennings
                                       Karen E. Jennings
                                       Senior Executive Vice President-
                                       Human Resources and Communications

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933 the sponsor for the Plan set forth below has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Haven, State of Connecticut, on this 17th day of June 2003.



                                  Tax Reduction Act Stock Ownership Plan

                                  By The Southern New England Telephone Company Sponsor for the foregoing Plan



                                  By: Michele M. Macauda
                                      Michele M. Macauda
                                      President and Chief Executive Officer